Exhibit 99.2

CAREY WATERMARK INVESTORS 2 INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Our pro forma condensed consolidated balance sheet as of September 30, 2015 has been prepared as if the significant transaction during the fourth quarter of 2015 and the first quarter of 2016 (noted herein) had occurred as of September 30, 2015. Our pro forma condensed consolidated statements of operations for the nine months ended September 30, 2015 and the year ended December 31, 2014 have been prepared based on our historical financial statements as if the significant transactions and related financings during the year ended December 31, 2015 had occurred on January 1, 2014 and as if the significant transaction and related financing during the first quarter of 2016 had occurred on July 14, 2015, the opening date of the acquired hotel. We were formed as a Maryland corporation on May 22, 2014, therefore, our historical statement of operations represents the results of operations from May 22, 2014 (Inception) to December 31, 2014. Pro forma adjustments are intended to reflect what the effect would have been had we held our ownership interests as of January 1, 2014 for the significant transactions during 2015 and as of July 14, 2015 for the significant transaction during 2016 on amounts that have been recorded in our historical consolidated statement of operations. In our opinion, all adjustments necessary to reflect the effects of these investments have been made.

The pro forma condensed consolidated financial information for the nine months ended September 30, 2015 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2015. The pro forma condensed consolidated financial information for the year ended December 31, 2014 should be read in conjunction with our historical consolidated financial statements for the period from Inception through December 31, 2014 included in our Registration Statement on Form S-11 (File No. 333-196681) filed on January 16, 2015. The pro forma information is not necessarily indicative of our financial condition had the significant transactions occurred on September 30, 2015, or results of operations had the significant transactions during 2015 occurred on January 1, 2014 and the significant transaction during 2016 occurred on July 14, 2015, nor are they necessarily indicative of our financial position, cash flows or results of operations of future periods. In addition, the provisional accounting is preliminary and therefore subject to change. Any such changes could have a material effect on the pro forma condensed consolidated financial information.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
September 30, 2015
(in thousands)

	CWI 2 Historical	Embassy Suites by Hilton Denver-Downtown/Convention Center		Seattle Marriott Bellevue		Pro Forma
Assets
Investments in real estate:
Hotels, at cost	$193,293	$169,884	A	$183,148	A	$546,325
Accumulated depreciation	(3,489)	—		—		(3,489)
Net investments in hotels	189,804	169,884		183,148		542,836
Equity investments in real estate	38,672	—		—		38,672
Cash	60,038	(168,809)	A	(175,897)	A	86,656
		100,000	A	100,000	A
		—		20,000	A
		(3,335)	A	(75)	A
		—		(4,000)	A
		(4,856)	A	(5,248)	A
		(328)	A	(1,064)	A
		79,335	B	90,895	B
Restricted cash	7,551	3,335	A	75	A	14,961
		—		4,000	A
Accounts receivable	4,152	76	A	176	A	4,404
Other assets	18,970	565	A	364	A	21,291
		328	A	1,064	A
Total assets	$319,187	$176,195		$213,438		$708,820

Liabilities and Equity
Liabilities:
Non-recourse debt	$108,700	$100,000	A	$100,000	A	$308,700
Note payable to affiliate	—	—		20,000	A	20,000
Due to related parties and affiliates	79,773	—		—		79,773
Accounts payable, accrued expenses and other liabilities	15,800	1,716	A	3,791	A	21,307
Distributions payable	577	—		—		577
Total liabilities	204,850	101,716		123,791		430,357
Commitments and contingencies

Equity:
CWI 2 stockholders’ equity:
Preferred stock	—	—		—		—
Class A common stock	4	8	B	9	B	21
Class T common stock	6	—		—		6
Additional paid-in capital	86,775	79,327	B	90,886	B	256,988
Distributions and accumulated losses	(7,450)	(4,856)	A	(5,248)	A	(17,554)
Accumulated other comprehensive loss	(87)	—		—		(87)
Total CWI 2 stockholders’ equity	79,248	74,479		85,647		239,374
Noncontrolling interests	35,089	—		4,000	A	39,089
Total equity	114,337	74,479		89,647		278,463
Total liabilities and equity	$319,187	$176,195		$213,438		$708,820

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Nine Months Ended September 30, 2015
(in thousands, except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
	CWI 2 Historical	2015 Acquisitions		Seattle Marriott Bellevue		Weighted Average Shares		Pro Forma
Hotel Revenues
Rooms	$17,262	$25,683	C	$4,577	C			$47,522
Food and beverage	10,165	11,000	C	1,078	C			22,243
Other hotel income	4,084	3,299	C	247	C			7,630
Total Revenues	31,511	39,982		5,902				77,395
Operating Expenses
Hotel Expenses
Rooms	3,550	4,868	D	936	D			9,354
Food and beverage	6,801	6,019	D	845	D			13,665
Other hotel operating expenses	2,000	1,396	D	185	D			3,581
Sales and marketing	2,610	4,109	D	675	D			7,394
General and administrative	2,446	2,777	D	739	D			5,962
Repairs and maintenance	1,357	1,219	D	122	D			2,698
Utilities	1,418	1,274	D	146	D			2,838
Management fees	1,320	1,148	D	148	D			2,616
Property taxes, insurance, rent and other	1,637	1,817	D	154	D			3,608
Depreciation and amortization	3,489	5,056	D	1,211	D			9,756
Total Hotel Expenses	26,628	29,683		5,161				61,472
Other Operating Expenses
Acquisition-related expenses	8,184	(7,975)	E	(207)	E			2
Corporate general and administrative expenses	1,541	—		—				1,541
Asset management fees to affiliate and other	681	1,245	F	217	F			2,143
Total Other Operating Expenses (Income)	10,406	(6,730)		10				3,686
Operating (Loss) Income	(5,523)	17,029		731				12,237
Other Income and (Expenses)
Interest expense	(2,518)	(4,161)	G	(926)	G			(7,605)
Equity in earnings of equity method investment in real estate	1,112	926	H	—				2,038
Other income and (expenses)	(25)	—		—				(25)
	(1,431)	(3,235)		(926)				(5,592)
(Loss) Income from Operations Before Income Taxes	(6,954)	13,794		(195)				6,645
Benefit from (provision for) income taxes	1,450	(526)	I	(70)	I			854
Net (Loss) Income	(5,504)	13,268		(265)				7,499
Income attributable to noncontrolling interest	(1,216)	(703)	J	—				(1,919)
Net (Loss) Income Attributable to CWI 2 Stockholders	$(6,720)	$12,565		$(265)				$5,580

Class A Common Stock
Net (loss) income attributable to CWI 2 Stockholders	$(2,989)							$5,167
Basic and diluted weighted-average shares outstanding	879,525					10,622,828	K	11,502,353
Basic and Diluted Net (Loss) Income Per Share	$(3.40)							$0.45

Class T Common Stock
Net (loss) income attributable to CWI 2 Stockholders	$(3,731)							$413
Basic and diluted weighted-average shares outstanding	1,076,930					—		1,076,930
Basic and Diluted Net (Loss) Income Per Share	$(3.46)							$0.38

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Year Ended December 31, 2014
(in thousands, except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
	CWI 2 Historical May 22, 2014 (Inception) through December 31, 2014	2015 Acquisitions		Weighted Average Shares		Pro Forma
Hotel Revenues
Rooms	$—	$53,230	C			$53,230
Food and beverage	—	26,467	C			26,467
Other hotel income	—	7,718	C			7,718
Total Revenues	—	87,415				87,415
Operating Expenses
Hotel Expenses
Rooms	—	11,042	D			11,042
Food and beverage	—	15,649	D			15,649
Other hotel operating expenses	—	4,022	D			4,022
Sales and marketing	—	7,974	D			7,974
General and administrative	—	7,283	D			7,283
Repairs and maintenance	—	3,243	D			3,243
Utilities	—	3,396	D			3,396
Management fees	—	2,920	D			2,920
Property taxes, insurance, rent and other	—	5,030	D			5,030
Depreciation and amortization	—	10,677	D			10,677
Total Hotel Expenses	—	71,236				71,236
Other Operating Expenses
Corporate general and administrative expenses	108	—				108
Asset management fees to affiliate and other	—	2,159	F			2,159
Total Other Operating Expenses	108	2,159				2,267
Operating (Loss) Income	(108)	14,020				13,912
Other Income and (Expenses)
Interest expense	—	(9,264)	G			(9,264)
Equity in earnings of equity method investment in real estate	—	3,359	H			3,359
	—	(5,905)				(5,905)
(Loss) Income from Operations Before Income Taxes	(108)	8,115				8,007
Provision for income taxes	—	(1,141)	I			(1,141)
Net (Loss) Income	(108)	6,974				6,866
Income attributable to noncontrolling interest	—	(511)	J			(511)
Net (Loss) Income Attributable to CWI 2 Stockholders	$(108)	$6,463				$6,355

Class A Common Stock
Net (loss) income attributable to CWI 2 Stockholders	$(108)					$6,355
Basic and diluted weighted-average shares outstanding	22,222			7,972,905	K	7,995,127
Basic and Diluted Net (Loss) Income Per Share	$(4.86)					$0.79

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Note 1. Basis of Presentation

The pro forma condensed consolidated balance sheet as of September 30, 2015 and the pro forma condensed consolidated statement of operations for the nine months ended September 30, 2015 were derived from our historical consolidated financial statements included in our Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2015. The pro forma condensed consolidated statement of operations for the year ended December 31, 2014 was derived from our historical consolidated financial statements included in our Registration Statement on Form S-11 (File No. 333-196681) filed on January 16, 2015.

Note 2. Historical Acquisitions

Other 2015 Transactions

On April 1, 2015, May 1, 2015 and November 4, 2015, we acquired controlling interests in three hotels: Marriott Sawgrass Golf Resort & Spa, Courtyard Nashville Downtown and Embassy Suites by Hilton Denver-Downtown/Convention Center, respectively. Additionally, on May 29, 2015, we acquired a noncontrolling interest in a joint venture that owns the Ritz-Carlton Key Biscayne hotel, which we account for under the equity method of accounting (collectively, our "2015 Acquisitions").

Except for the acquisition of Embassy Suites by Hilton Denver-Downtown/Convention Center, all of the transactions noted above are reflected in our historical consolidated balance sheet at September 30, 2015 and, therefore, no pro forma adjustments to our historical consolidated balance sheet as of September 30, 2015 were required. In addition, except for the acquisition of Embassy Suites by Hilton Denver-Downtown/Convention Center, all of the transactions noted above are reflected in our historical consolidated statement of operations for the nine months ended September 30, 2015 from their respective dates of acquisition through September 30, 2015. We made pro forma adjustments (Note 3, adjustments C through K) to reflect the impact on our results of operations had all of these acquisitions been made on January 1, 2014.

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Notes to Pro Forma Condensed Consolidated Financial Statements

Note 3. Pro Forma Adjustments

A. Investment

Seattle Marriott Bellevue

On January 22, 2016, we acquired a 95.4% interest in the Seattle Marriott Bellevue from WPPI Bellevue MFS, LLC, an unaffiliated third party and acquired real estate and other hotel assets, net of assumed liabilities totaling $175.9 million, as detailed in the table that follows.  The remaining 4.6% interest is retained by the original owner. The original owners contribution, which is held in a restricted cash account, was in the form of a $4.0 million Net Operating Interest, or NOI, Guarantee Reserve, which guarantees CWI 2 minimum predetermined NOI amounts over a period of approximately four years. The 384-room hotel is located in Bellevue, Washington and opened on July 14, 2015. The hotel will continue to be managed by HEI Hotels & Resorts, an unaffiliated third party.

We acquired the Seattle Marriott Bellevue through a wholly-owned subsidiary and obtained a non-recourse mortgage loan of $100.0 million. The stated interest rate of one-month London Interbank Offered Rate plus 2.7% has effectively been fixed at approximately 3.9% through an interest rate swap agreement. The loan is interest-only for 36 months and has a maturity date of January 22, 2020. We capitalized $1.1 million of deferred financing costs related to this loan.

Our investment was financed, in part, by a loan of $20.0 million from a subsidiary of W. P. Carey Inc., which is the ultimate parent of our advisor, at a rate of LIBOR plus 1.1% and a maturity date of February 17, 2016.

The effect of an increase or decrease in interest rates of 1/8% on pro forma interest expense is less than $0.1 million for the nine months ended September 30, 2015.

In connection with this acquisition, we expensed acquisition costs of $5.2 million, including acquisition fees of $4.7 million paid to our advisor, which are reflected as a charge to Distributions and accumulated losses in the pro forma condensed consolidated balance sheet as of September 30, 2015. We placed $0.1 million into lender-held escrow accounts in connection with the completion of planned renovations.

Embassy Suites by Hilton Denver-Downtown/Convention Center

On November 4, 2015, we acquired the Embassy Suites by Hilton Denver-Downtown/Convention Center hotel from Cornerstone Real Estate Advisors, an unaffiliated third party, and acquired real estate and other hotel assets, net of assumed liabilities totaling $168.8 million, as detailed in the table that follows. The 403-room, all-suite hotel is located in Denver, Colorado. The hotel will continue to be managed by Sage Hospitality, an unaffiliated third party.

We acquired the Embassy Suites by Hilton Denver-Downtown/Convention Center through a wholly-owned subsidiary and obtained a non-recourse mortgage loan of $100.0 million, with a fixed interest rate of 3.9%. The loan is interest-only for 36 months and has a maturity date of December 1, 2022. We capitalized $0.3 million of deferred financing costs related to this loan.

The effect of an increase or decrease in interest rates of 1/8% on pro forma interest expense is $0.1 million for both the nine months ended September 30, 2015 and the year ended December 31, 2014.

In connection with this acquisition, we expensed acquisition costs of $4.9 million, including acquisition fees of $4.5 million paid to our advisor, which are reflected as a charge to Distributions and accumulated losses in the pro forma condensed consolidated balance sheet as of September 30, 2015. We placed $2.7 million into lender-held escrow accounts in connection with general repair and maintenance of the hotel and $0.6 million for property tax.

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Notes to Pro Forma Condensed Consolidated Financial Statements

The following table presents a preliminary summary of assets acquired and liabilities assumed in these business combinations, at the date of acquisition (in thousands):

	Embassy Suites by Hilton Denver-Downtown/Convention Center	Seattle Marriott Bellevue
Acquisition consideration
Cash consideration	$168,809	$175,897
Assets acquired at fair value:
Buildings	$153,358	$152,048
Land	13,000	19,500
Furniture, fixtures and equipment	3,526	11,600
Accounts receivable	76	176
Other assets	565	364
Liabilities assumed at fair value:
Accounts payable, accrued expenses and other	(1,716)	(3,791)
Contribution from noncontrolling interest at fair value	—	(4,000)
Net assets acquired at fair value	$168,809	$175,897

B. Fundraising

At September 30, 2015, we did not have sufficient cash on hand to acquire and commence operations of the Seattle Marriott Bellevue and Embassy Suites by Hilton Denver-Downtown/Convention Center; therefore, for pro forma purposes, we assumed we would have used offering proceeds of $90.9 million and $79.3 million, respectively, through the issuance of 9.1 million and 8.0 million Class A shares, respectively, to complete the transactions and maintain adequate working capital. We have reflected the cash proceeds as pro forma adjustments to our historical condensed consolidated balance sheet at September 30, 2015.

C. Hotel Revenue

Pro forma adjustments for hotel revenue are derived from the historical financial statements of our investments. The following pro forma adjustments for the nine months ended September 30, 2015 and the year ended December 31, 2014 represent the hotel revenues that would have been incurred in addition to those presented in our historical financial statements, when applicable (in thousands):

	Pre-Acquisition Historical
	Nine Months Ended September 30, 2015
	2015 Acquisitions	Seattle Marriott Bellevue
Rooms	$25,683	$4,577
Food and beverage	11,000	1,078
Other hotel income	3,299	247
	$39,982	$5,902

Pre-Acquisition Historical
Year Ended
December 31, 2014
2015 Acquisitions
Rooms	$53,230
Food and beverage	26,467
Other hotel income	7,718
$87,415

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Notes to Pro Forma Condensed Consolidated Financial Statements

D. Hotel Expenses

Pro forma adjustments for hotel expenses are derived from the historical financial statements of our investments except for those related to sales and marketing, management fees and depreciation and amortization, as illustrated below. The following pro forma adjustments for the nine months ended September 30, 2015 and the year ended December 31, 2014 represent the hotel expenses that would have been incurred in addition to those presented in our historical financial statements, when applicable (in thousands):

	Pre-Acquisition Historical
	Nine Months Ended September 30, 2015
	2015 Acquisitions	Seattle Marriott Bellevue
Rooms	$4,868	$936
Food and beverage	6,019	845
Other hotel operating expenses	1,396	185
General and administrative	2,777	739
Repairs and maintenance	1,219	122
Utilities	1,274	146
Property taxes, insurance, rent and other	1,817	154
	$19,370	$3,127

Pre-Acquisition Historical
Year Ended
December 31, 2014
2015 Acquisitions
Rooms	$11,042
Food and beverage	15,649
Other hotel operating expenses	4,022
General and administrative	7,283
Repairs and maintenance	3,243
Utilities	3,396
Property taxes, insurance, rent and other	5,030
$49,665

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Notes to Pro Forma Condensed Consolidated Financial Statements

Adjusted Hotel Expenses

Pro forma adjustments for sales and marketing and management fees reflect expenses resulting from franchise and management agreements, respectively, entered into upon acquisition, when applicable. Pro forma adjustments for depreciation and amortization reflect depreciation and amortization of the acquired assets at fair value on a straight-line basis using the estimated useful lives of the properties (limited to 40 years for buildings and ranging generally from four years up to the remaining life of the building at the time of addition for building improvements), site improvements (generally four to 15 years) and furniture, fixtures and equipment (generally one to 12 years). The following pro forma adjustments for the nine months ended September 30, 2015 and the year ended December 31, 2014 represent the hotel expenses that would have been incurred in addition to those presented in our historical financial statements, when applicable (in thousands):

	Nine Months Ended September 30, 2015
	2015 Acquisitions	Seattle Marriott Bellevue
Sales and marketing - pre-acquisition historical	$4,109	$675
Sales and marketing - pro forma adjustments	—	—
Sales and marketing - pro forma results	$4,109	$675

Management fees - pre-acquisition historical	$1,292	$148
Management fees - pro forma adjustments	(144)	—
Management fees - pro forma results	$1,148	$148

Depreciation and amortization - pre-acquisition historical	$4,889	$825
Depreciation and amortization - pro forma adjustments	167	386
Depreciation and amortization - pro forma results	$5,056	$1,211

Year Ended
December 31, 2014
2015 Acquisitions
Sales and marketing - pre-acquisition historical	$9,274
Sales and marketing - pro forma adjustments	(1,300)
Sales and marketing - pro forma results	$7,974

Management fees - pre-acquisition historical	$4,117
Management fees - pro forma adjustments	(1,197)
Management fees - pro forma results	$2,920

Depreciation and amortization - pre-acquisition historical	$11,479
Depreciation and amortization - pro forma adjustments	(802)
Depreciation and amortization - pro forma results	$10,677

E. Acquisition-Related Expenses

Acquisition costs of $8.0 million and $0.2 million related to 2015 Acquisitions and Seattle Marriott Bellevue, respectively, which are non-recurring in nature, are reflected in our historical consolidated statement of operations for the nine months ended September 30, 2015. We have reflected pro forma adjustments to exclude these non-recurring charges from our pro forma condensed consolidated statement of operations.

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Notes to Pro Forma Condensed Consolidated Financial Statements

F. Asset Management Fees

We pay our advisor an annual asset management fee equal to 0.55% of the aggregate average market value of our investments. Pro forma adjustments for such fees are reflected in the accompanying pro forma condensed consolidated statement of operations in order to reflect what the fee would have been had the acquisition of our 2015 investments occurred on January 1, 2014 and the acquisition of our 2016 investment occurred on July 14, 2015. The following pro forma adjustments for the nine months ended September 30, 2015 and year ended December 31, 2014 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in our historical financial statements (in thousands):

	Nine Months Ended	Year Ended
	September 30, 2015	December 31, 2014
2015 Acquisitions	1,245	2,159
Seattle Marriott Bellevue	217	—

G. Interest Expense

The following pro forma adjustments for the nine months ended September 30, 2015 and year ended December 31, 2014 represent the incremental interest expense that would have been incurred in addition to the amounts presented in our historical financial statements (in thousands):

	Nine Months Ended September 30, 2015
	2015 Acquisitions	Seattle Marriott Bellevue
Interest expense - pre-acquisition historical	$3,095	$482
Interest expense - pro forma adjustments	1,066	444
Interest expense - pro forma results	$4,161	$926

Year Ended
December 31, 2014
2015 Acquisitions
Interest expense - pre-acquisition historical	$4,535
Interest expense - pro forma adjustments	4,729
Interest expense - pro forma results	$9,264

H. Equity in Earnings of Equity Method Investment in Real Estate

Under the conventional approach of accounting for equity method investments, an investor applies its percentage ownership interest to the venture’s net income to determine the investor’s share of the earnings or losses of the venture. This approach is inappropriate to use if the venture’s capital structure gives different rights and priorities to its investors. We have a priority return on our equity method investment. Therefore, we follow the hypothetical liquidation at book value method in determining our share of the venture’s earnings or losses for the reporting period as this method better reflects our claim on the venture’s book value at the end of each reporting period. Earnings for our equity method investment are recognized in accordance with the investment agreement and, where applicable, based upon the allocation of the investment’s net assets at book value as if the investment was hypothetically liquidated at the end of each reporting period.

Based upon the hypothetical liquidation at book value method, our adjustment to pro forma equity in earnings would have been $0.9 million and $3.4 million for the nine months ended September 30, 2015 the year ended December 31, 2014, respectively.

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Notes to Pro Forma Condensed Consolidated Financial Statements

I. Provision for Income Taxes

We have reflected pro forma adjustments related to our investments based upon an estimated effective tax rate, which takes into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. The following pro forma adjustments for the nine months ended September 30, 2015 and year ended December 31, 2014 reflect the incremental income tax provisions that would have been incurred, based on the new entity structure, in addition to the amounts presented in the historical financial statements, if any (in thousands):

	Nine Months Ended September 30, 2015
	Other 2015 Acquisitions	Seattle Marriott Bellevue
Provision for income taxes - pre-acquisition historical	$—	$—
Provision for income taxes - pro forma adjustments	526	70
Provision for income taxes - pro forma results	$526	$70

Year Ended
December 31, 2014
Other 2015 Acquisitions
Benefit for income taxes - pre-acquisition historical	$(433)
Provision for income taxes - pro forma adjustments	1,574
Provision for income taxes - pro forma results	$1,141

J. Income Attributable to Noncontrolling Interest

The pro forma adjustment to income attributable to noncontrolling interest related to CWI 1's ownership interest in the Marriott Sawgrass Golf Resort & Spa was $0.7 million and $0.5 million for the nine months ended September 30, 2015 and year ended December 31, 2014, respectively.

K. Weighted Average Shares

The pro forma weighted average shares outstanding were determined as if the number of shares required to raise the funds for the acquisition of Seattle Marriott Bellevue in these pro forma condensed consolidated financial statements were issued on July 14, 2015 and any shares needed for our 2015 Acquisitions included in these pro forma condensed consolidated financial statements were issued on January 1, 2014.

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